Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]	Income Taxes
The Company is subject to taxation in Canada and also in certain foreign tax jurisdictions. The Company's tax returns for calendar year 2012 and forward are subject to examination by the Canadian tax authorities. The Company's tax returns for fiscal year 2006 and forward are subject to examination by the U.S. federal and state tax authorities.
The Company recognizes the impact of an uncertain income tax position on its income tax return at the largest amount that is “more likely than not” to be sustained upon audit by the relevant taxing authority. An uncertain tax position will not be recognized if it has less than a 50% likelihood of being sustained.
At December 31, 2021, there were no unrecognized tax benefits. The Company believes it is reasonably possible that, within the next 12 months, the amount of unrecognized tax benefits may remain unchanged. The Company recognizes interest and penalties related to unrecognized tax benefits in its provision for income taxes. The Company had no material accrual for interest and penalties on its consolidated balance sheets at December 31, 2021 and 2020, and recognized no interest and/or penalties in the consolidated statements of operations for the years ended December 31, 2021, 2020 and 2019.
The components of loss before income taxes were as follows (in thousands):

	Year Ended December 31,
	2021	2020	2019
Domestic	$(21,577)	$(4,546)	$(1,815)
Foreign	4,273	(1,229)	(2,466)
Total	$(17,304)	$(5,775)	$(4,281)
A reconciliation of income taxes computed by applying the federal statutory income tax rate of 26.5% to loss before income taxes to the total income tax benefit reported in the accompanying consolidated statements of operations is as follows (in thousands):

	Year Ended December 31,
	2021	2020	2019
Income tax at statutory rate	$(4,586)	$(1,531)	$(1,134)
Foreign rate differential	(139)	(37)	(77)
Change in valuation allowance	4,358	1,588	15,104
Share-based compensation expense	—	—	85
Forgiveness of debt	(236)	—	—
Impairment of acquired intangible assets	110	—	—
Change to provision and other true-ups	144	119	(13,371)
Other differences	334	(135)	(607)
(Benefit from) provision for income taxes	$(15)	$4	$—
Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities are shown below. A valuation allowance has been recorded, as realization of such assets is uncertain. Deferred income taxes are comprised as follows (in thousands):

	December 31,
	2021	2020
Deferred tax assets:
Net operating loss and capital loss carryforwards	$31,210	$26,539
Intangible assets	2,716	2,381
Share-based compensation	26	1
Other	261	992
Deferred tax assets, gross	34,213	29,913
Valuation allowance for deferred tax assets	(34,213)	(29,854)
Deferred tax assets, net of valuation allowance	—	59
Deferred tax liabilities:
Indefinite-lived intangible assets	—	(74)
Deferred tax liabilities	—	(74)
Net deferred tax liabilities	$—	$(15)
Net deferred tax liabilities is included in other non-current liabilities. At December 31, 2021, the Company had Canadian net operating loss carryforwards of $59.3 million. These carryforwards will begin expiring December 31, 2031, unless previously utilized. At December 31, 2021, the Company had U.S. federal net operating loss carryforwards of $11.0 million that begin expiring in December 31, 2034 unless previously utilized, except for $7.2 million that have no expiration date. The Company also has net capital loss carryforwards in Canada of $27.7 million, which are available indefinitely to offset taxable capital gains.